Exhibit 10.2

Execution Version

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of  June 6, 2011 (the “First Amendment Closing Date”) among USA COMPRESSION HOLDINGS, LP, a Texas limited partnership (“Holdings”), as Guarantor, USA COMPRESSION PARTNERS, LLC, a Delaware limited liability company (“USA Compression Partners”) and USAC LEASING, LLC, a Delaware limited liability company (“USAC Leasing” and together with USA Compression Partners, jointly and severally, the “Borrower”); and JPMORGAN CHASE BANK, N.A., a national banking association, for itself, as an LC Issuer and Lender, and as agent for Lenders (in such capacity, the “Agent”); and the other Lenders signatory hereto.

RECITALS:

WHEREAS, Holdings, Borrower, Agent and Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of December 23, 2010 (as the same may be further amended from time to time, the “Credit Agreement”);

WHEREAS, Holdings and Borrower have advised Agent and the Lenders that they desire to (i) convert Holdings from a Texas limited partnership into a Delaware limited partnership and (ii) change the name of Holdings from USA Compression Holdings, LP to USA Compression Partners, LP (collectively, the “Proposed Holding Company Transactions”);

WHEREAS, in connection with the Proposed Holding Company Transactions and other related matters, the Loan Parties have requested that Agent and Lenders hereby amend the Credit Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1:  Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

SECTION 2:  Amendments to Credit Agreement.

(a)           Amendments to Article I. Effective as of the Conversion Effective Date (as hereinafter defined):

(i)            Article I of the Credit Agreement is hereby amended by amending and restating each of the following definitions contained therein to read as follows:

“‘Holdings’ means (i) USA Compression Holdings, LP, a Texas limited partnership prior to the Conversion Effective Date and (ii) USA Compression Partners, LP, a Delaware limited partnership on and after the Conversion Effective Date.”

“‘Partnership Agreement’ means that certain Agreement of Limited Partnership of Holdings dated as of the Conversion Effective Date, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof.”

(ii)           Article I of the Credit Agreement is hereby further amended by adding, in proper alphabetical order, each of the following definitions thereto:

“‘Conversion Effective Date’ means the date on which the Proposed Holding Company Transactions are consummated.”

“‘First Amendment’ means that certain First Amendment to Third Amended and Restated Credit Agreement and Joinder Agreement dated as of June 6, 2011.”

“‘First Amendment Closing Date’ means June 6, 2011.”

“‘Holdings Ratification’ means that certain Ratification Agreement dated as of the Conversion Effective Date executed by Holdings in favor of Agent.”

“‘Proposed Holding Company Transactions’ means the conversion of USA Compression Holdings, LP, a Texas limited partnership, into USA Compression Partners, LP, a Delaware limited  partnership,  on the terms and conditions set forth in the First Amendment.”

(b)           General Amendments.

(i)            Effective as of the Conversion Effective Date, each reference to “USA Compression Holdings, LP” in the Credit Agreement or any other Loan Document shall now mean a reference to “USA Compression Partners, LP.”

(ii)           Effective as of the Conversion Effective Date, each reference to USA Compression Holdings, LP as a “Texas limited partnership” in the Credit Agreement or any other Loan Document shall now mean a reference to USA Compression Partners, LP as a “Delaware limited partnership.”

SECTION 3:  Representations and Warranties.  To induce Agent and Lenders to enter into this Amendment, each Loan Party represents and warrants that:

(a)           No Default.  After giving effect to this Amendment, no Default or Unmatured Default shall have occurred and be continuing as of the date hereof;

(b)           Representations and Warranties.  As of the First Amendment Closing Date and, after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date; and

(c)           Authority.  (i) The execution, delivery and performance by each Loan Party of this Amendment are within its respective organizational powers and have been duly authorized by all necessary corporate or limited liability company action on the part of such Person, (ii) this Amendment is the legal, valid and binding obligation of each Loan Party enforceable against such Person in accordance with its terms and (iii) neither the execution, delivery or performance by each Loan Party of this Amendment (1) violates any law or regulation, or any order or decree of any governmental authority, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, (3) results in the creation or imposition of any Lien upon any of the Collateral (other than any Lien in favor of Agent), (4) violates or conflicts with the organizational or governing documentation of such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

SECTION 4:  Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)           Documentation.  Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent (each of which shall be deemed to constitute a “Loan Document ” pursuant to the Credit Agreement):

(i)            this Amendment or counterparts hereof, as well as completed Exhibits hereto; and

(ii)           such other documents, instruments, and agreements as the Agent, the LC Issuer, any Lender or their respective counsel may reasonably request in connection with the transactions contemplated by this Amendment and the other Loan Documents, each in form and substance reasonably satisfactory to the Agent.

(b)           Payment of Fees.  The Loan Parties shall have paid all of the fees and expenses owing to the Agent, the Arranger, the LC Issuer and the Lenders pursuant to Section 9.6(a) of the Credit Agreement, to the extent invoiced to the Borrower prior to the date hereof.

(c)           No Default.  No Default or Unmatured Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.

(d)           Warranties and Representations.  After giving effect to this Amendment and the transactions contemplated hereby, the warranties and representations of Loan Parties contained in the Loan Documents shall be true and correct in all material respects as of the First Amendment Closing Date, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, and all of such representations and warranties (except those relating to an earlier date) are hereby remade by Loan Parties as of the First Amendment Closing Date.

SECTION 5:  Conditions Subsequent.  The continued effectiveness of the consent set forth in Section 6 of this Amendment is subject to the satisfaction of the following conditions subsequent (the failure by Holdings to satisfy such conditions subsequent shall cause the consent set forth in Section 6 of this Amendment to be automatically rescinded and of no further force and effect); provided that the date for delivery of each item in this Section 5 may be extended by Agent in its sole discretion:

(a)           Documentation.  Agent shall have received each of the following, except as otherwise provided, on or prior to the Conversion Effective Date, each in form and substance reasonably satisfactory to Agent, and, where applicable, each duly executed by each party thereto, other than Agent (each of which shall be deemed to constitute a “Loan Document ” pursuant to the Credit Agreement):

(i)            Schedule 5.9 (Capitalization and Subsidiaries) and Schedule 5.12 (Prior Transactions) to the Credit Agreement, amended and restated to be current as of the Conversion Effective Date;

(ii)           Exhibit A to the Security Agreement, amended by replacing Sections VIII through XIV thereof to be current as of the Conversion Effective Date;

(iii)          the Holdings Ratification;

(iv)          any other documents executed by any Loan Party in connection with the Proposed Holding Company Transactions;

(v)           a secretary’s certificate for Holdings, including as attachments and certifying to the accuracy and completeness of the following items:

(A)          (i) a copy of Holdings’ certificate of limited partnership, together with all amendments, (ii) a copy of any amendment to Holdings’ certificate of limited partnership, and (iii) a certificate of good standing, all certified by both an Authorized Officer, Secretary or Assistant Secretary of each Loan Party and the appropriate governmental officer in its jurisdiction of incorporation or organization;

(B)           a certified copy of the Partnership Agreement and resolutions and/or consents of Holdings’ partners, managers and/or members as applicable, or of any other body necessary, authorizing the Proposed Holding Company Transactions and the execution, delivery and performance of the documents associated therewith to which Holdings is a party; and

(C)           an incumbency certificate, executed by its Secretary or Assistant Secretary, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of Holdings authorized to sign the Loan Documents to which Holdings is a party, upon which certificate the

Agent and the Lenders shall be entitled to rely until informed of any change in writing by Holdings;

(vi)          a written opinion of Holdings’ counsel, addressed to the Agent, the LC Issuer and the Lenders addressing such matters as required by Agent in its sole discretion; provided, that Agent must receive such evidence not later than 7 days after the Conversion Effective Date;

(vii)         evidence of insurance coverage for Holdings in compliance with the terms of Section 6.7(a) and (b) of the Credit Agreement; provided, that Agent must receive such evidence not later than 15 days after the Conversion Effective Date;

(b)           Lien Searches.  Agent shall have received all Lien and other searches that the Agent deems reasonably necessary, the Loan Parties shall have delivered UCC termination statements or amendments to existing UCC financing statements with respect to any filings against the Collateral as may be reasonably requested by the Agent and shall have authorized the filing of such termination statements or amendments, the Agent shall have been authorized to file any UCC financing statements that the Agent deems reasonably necessary to perfect its Liens in the Collateral and, upon the recording of financing statements in the state of organization of each applicable Loan Party, Liens creating a first priority security interest (subject to Permitted Liens) in the Collateral in favor of the Agent shall have been perfected; provided, that Agent must receive Lien and other searches not later than 15 days after the Conversion Effective Date.

SECTION 6:  Consents; Waiver.

(a)           Consents.  Notwithstanding any other provision of the Credit Agreement or any other Loan Document to the contrary, the Agent and the Lenders hereby consent to (i) the change of Holdings’ name, type of entity, organization identification number, and state of organization, as contemplated in and effected by the Proposed Holding Company Transactions and (ii) the execution of the Partnership Agreement in connection with the Proposed Holding Company Transactions.

(b)           Waiver.  Notwithstanding any other provision of the Credit Agreement to the contrary, the Agent and the Lenders hereby waive the notice requirements of Sections 6.3(g), 6.23, 6.25(i)(a) and 6.25(iii) of the Credit Agreement solely with respect to the Proposed Holding Company Transactions.

(c)           No Other Waiver.  Except as set forth in Section 6(b) hereof, nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between any Loan Party and Agent and any Lender, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by any Loan Party of any provision thereof shall not waive, affect or diminish any rights of Agent or Lenders to thereafter demand strict compliance therewith.  Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any Loan Party and Agent or any Lender.

SECTION 7:  Ratification; Reference to and Effect on Loan Documents.

(a)           Ratification.  Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect.  Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Credit Agreement or any other Loan Document.  Each of the Loan Parties hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.  Each of the Loan Parties hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement and each of the other Loan Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations.

(b)           References.  Upon the effectiveness of this Amendment, each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

SECTION 8:  Miscellaneous.

(a)           Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of Loan Parties, Agent, Lenders and their respective successors and assigns.

(b)           Entire Agreement.  This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

(c)           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)           Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)           Counterparts.  This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)            Incorporation of Credit Agreement Provisions.  The provisions contained in Section 16.1 (Choice of Law), Section 16.2 (Consent to Jurisdiction), and Section 16.3

(Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWER:

USA COMPRESSION PARTNERS, LLC

By:	/s/ Eric Dee Long
Name:	Eric Dee Long
Title:	President and CEO

USAC LEASING, LLC

By:	/s/ Eric Dee Long
Name:	Eric Dee Long
Title:	President and CEO

GUARANTOR:

USA COMPRESSION HOLDINGS, LP

By: R/C IV USA COMPRESSION PARTNERS GP, LLC, its General Partner

By:	/s/ Olivia C. Wassenaar
Name:	Olivia C. Wassenaar
Title:	Managing Director and Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AGENT:

JPMORGAN CHASE BANK, N.A.,
as Agent

By:	/s/ J. Devin Mock
Name: J. Devin Mock
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:

JPMORGAN CHASE BANK, N.A.,
as Lender, LC Issuer and Swingline Lender

By:	/s/ J. Devin Mock
Name: J. Devin Mock
Title: Vice President

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK,

By:	/s/ Jon Eckhouse
Name: Jon Eckhouse
Title: Vice President

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.

By:	/s/ T. Alan Smith
Name:	T. Alan Smith
Title:	Managing Director

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Robert Reaser
Name:	Robert Reaser
Title:	VP

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UBS LOAN FINANCE LLC

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CATERPILLAR FINANCIAL SERVICES CORPORATION

By:	/s/ R. Scott Freistat
Name:	R. Scott Freistat
Title:	Credit Manager

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK

By:	/s/ Cyd Dillahunty
Name:	Cyd Dillahunty
Title:	Vice President — Texas Division

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UNION BANK, N.A.

By:	/s/ Jeffrey Crist
Name:	Jeffrey Crist
Title:	Vice President

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.

By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-in-Fact

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RB INTERNATIONAL FINANCE (USA) LLC

By:	/s/ F. Dieter Beintrexler
Name:	F. Dieter Beintrexler
Title:	President

By:	/s/ Randall Abrams
Name:	Randall Abrams
Title:	Vice President

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT